CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

         I, James A. Bowen, President, Chairman and Chief Executive Officer of First Defined Portfolio Fund, LLC (the "REGISTRANT"), certify that:


                    1. The Form N-CSR of the Registrant (the "REPORT") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

                    2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: MARCH 5, 2004    /S/ JAMES A. BOWEN
     ---------------   ---------------------------------------------------------
                       James A. Bowen, President,
                       Chairman & Chief Executive Officer
                       (principal executive officer)

         I, Mark R. Bradley, Treasurer,  Controller, Chief Financial Officer and
Chief   Accounting   Officer  of  First  Defined   Portfolio   Fund,   LLC  (the
"REGISTRANT"), certify that:


                    1. The Form N-CSR of the Registrant (the "REPORT") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

                    2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: MARCH 5, 2004    /S/ MARK R. BRADLEY
     --------------    ---------------------------------------------------------
                       Mark R. Bradley, Treasurer, Controller,
                       Chief Financial Officer and Chief
                       Accounting Officer (principal financial
                       officer)